                                  EXHIBIT 10.74

                               Fourth Amendment to

                           Purchase and Sale Agreement

                             dated February 6, 2004

                                FOURTH AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

                                 by and between

                      Niles Lifestyle Limited Partnership,

                                   as Seller,

                                       and

                  CNL Retirement Corp., a Florida corporation,

                                  as Purchaser

                                February 6, 2004

                                FOURTH AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

         THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made effective as of February 6, 2004, by and between Niles Lifestyle Limited Partnership, an Illinois limited partnership (the "Seller"), and CNL Retirement Corp., a Florida corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Seller and Purchaser entered into a Purchase and Sale Agreement dated as of December 19, 2003 and amended by that certain First Amendment to Purchase and Sale Agreement dated effective December 31, 2003, by that certain Second Amendment to Purchase and Sale Agreement dated effective January 5, 2004, and by that certain Third Amendment to Purchase and Sale Agreement dated as of January 20, 2004 (collectively, the "Original Agreement") with respect to the purchase and sale of a senior living facility located on the land more particularly described on Schedule A to the Original Agreement.

         WHEREAS, Seller and Purchaser wish to amend the Original Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used in this Amendment and not defined elsewhere herein shall have the meanings set forth on the Original Agreement.

SECTION 2. AMENDMENTS.

         2.1 Amendment to Schedules. The List of Schedules and all of the Schedules to the Original Agreement are hereby deleted in their entirety and the revised Schedules attached hereto are substituted therefor.

         2.2 Amendment to Definition of "Intangible Property." Section 1 (Definitions) of the Original Agreement is hereby amended by deleting the definition of "Intangible Property" and substituting the following therefor:

         ""Intangible Property" shall mean all transferable or assignable (i) Permits, (ii) certificates, licenses, warranties, and guarantees held by Seller, as owner, and/or its Affiliates relating to the Property,
         (iii) all trade names relating to the Property, (iii) all trade names relating to the Property's name, specifically excluding the trade name Horizon Bay or any derivation or replacement thereof or addition thereto applied by Affiliates of Horizon Bay to other facilities, and (iv) all occupancy agreements, to the extent they are not an interest in real property, other than (x) the Excluded Assets and (y) such Permits which are to be held by, or transferred to, Tenant and/or Manager in order to permit Tenant and/or Manager, respectively, to operate or manage, as the case may be, the Property in accordance with the terms of the Lease and the Management Agreement."

         2.3 Amendment to Definition of "Pooling Agreement." Section 1 (Definitions) of the Original Agreement is hereby amended by deleting the definition of "Pooling Agreement" and substituting the following therefor:

                  ""Pooling Agreement" shall mean, collectively, the following agreements, each dated as of the Closing Date:

                  (A) the Horizon Bay B5 Pooling Agreement, entered into by and among (i) CNL Retirement HB2, LP, a Delaware limited partnership ("CNL RHB"), (ii) Manager, (iii) Senior Lifestyle Heritage, L.L.C, a Delaware limited liability company, Senior Lifestyle Newport Limited Partnership, a Delaware limited partnership, Senior Lifestyle Prosperity Limited Partnership, a Delaware limited partnership and Niles Lifestyle Limited Partnership, an Illinois limited partnership, (collectively, as tenants), and (iv) CNL Retirement HB2 Sun City AZ, LP, a Delaware limited partnership, CNL Retirement HB2 Boynton Beach FL, LP, a Delaware limited partnership, CNL Retirement HB2 Palm Beach FL, LP, a Delaware limited partnership, and CNL Retirement HB2 Niles, LP, a Delaware limited partnership (collectively, as landlords); and

                  (B) the Horizon Bay Upper Tier Pooling Agreement, among the CNL RHB, WHSLC Realty, L.L.C., a Delaware limited liability company, and Manager, and each substantially in the form attached hereto as SCHEDULES G-3 AND G-4."

         2.4 Amendment to Section 3.1. The first sentence of Section 3.1 (Closing) to the Original Agreement is hereby deleted in its entirety and the following sentence is substituted therefor:

                  The purchase, sale and lease of the Property and other transactions contemplated hereby shall be consummated on a date (the "Closing Date") that is mutually agreeable to the parties but no later than February 6, 2004, as such date may be extended pursuant to the express terms and conditions of this Agreement (the "Closing").

         2.5 Amendment to Section 8.4. Section 8.4(c) of the Original Agreement is hereby deleted in its entirety, and the following is hereby substituted in its place:

                  "(c)     Seller shall be responsible to timely complete and
                  pay all costs of and shall indemnify Purchaser and its assigns against any cost, loss, damage or liability relating to any failure of Seller to pay all amounts due under the applicable Renovation Contract or any contract executed by Seller/Tenant either prior to or after the Closing Date to perform Required Property Repairs."

         2.6 Amendments to Section 10.2(a) (Apportionments). Section 10.2 of the Original Agreement is hereby amended by increasing the amount includable in the determination of rent by Twenty-Seven Thousand Three Hundred Dollars ($27,300) from Six Million Three Hundred Fifty Thousand Dollars ($6,350,000) to Six Million Three Hundred Seventy-Seven Thousand Three Hundred Dollars ($6,377,300).

SECTION 3. MISCELLANEOUS.

         3.1 Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Amendment shall be delivered as set forth under Section 12.4 of the Original Agreement.

         3.2 Counterparts, Etc. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed originals for purposes of determining the enforceability of this Amendment. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. The Original Agreement as amended by this Amendment may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

         3.3 Ratification. Except as amended by this Amendment, the terms of the Original Agreement are hereby ratified and confirmed in all respects.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Purchase and Sale Agreement to be executed as a sealed instrument as of the date first hereinabove written.

                              SELLER:

                              NILES LIFESTYLE LIMITED PARTNERSHIP,
                              an Illinois limited partnership

                              By: Niles Lifestyle Gen-Par, L.L.C.,
                                  a Delaware limited liability company,
                                  its general partner

                                  By: /s/ Jon A. DeLuca
                                      -----------------------------------
                                      Jon A. DeLuca, Vice President and
                                      Chief Financial Officer

                              PURCHASER:

                              CNL RETIREMENT CORP., A FLORIDA CORPORATION

                              By: /s/ Marcel Verbaas
                                  --------------------------------------------
                                  Marcel Verbaas
                                  Senior Vice President

                                REVISED SCHEDULES

                        LIST OF SCHEDULES ATTACHED HERETO

Schedule A      Legal Description of Property

Schedule B      List of Due Diligence Materials

Schedule C      FF& E Schedule

Schedule D      Form of Lease

Schedule E      Form of Memorandum of Lease

Schedule F      Name of Lender and List of Loan Documents, together with
                Estimated Principal Balance as of December 31, 2003 and
                Required Reserve/Escrow Balances and Required Additional
                Security

Schedule G-1    Form of Management Agreement

Schedule G-2    Form of Manager Subordination

Schedule G-3    Form of B5 Pooling Agreement

Schedule G-4    Form of Upper Tier Pooling Agreement

Schedule H      List of Motor Vehicles and Description of Motor Vehicle Leases

Schedule I      Form of Special Warranty Deed

Schedule J      List of Renovation Contracts

Schedule K      Form of Assignment and Assumption of Contracts

Schedule L      Form of Assignment and Assumption of Occupancy Agreements

Schedule M      Form of Bill of Sale

Schedule N      Schedule of Non-Terminable Contracts

Schedule O      Litigation Matters

Schedule P      List of Environmental Reports

Schedule Q      Form of Assignment and Assumption of Intangible Property

Schedule R      Purchaser and Property Transferee Organizational Chart